SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
Reported): April 26, 2012

BMW VEHICLE LEASE TRUST 2012-1 (Exact name of Issuing Entity as specified in its charter)
BMW AUTO LEASING LLC (Exact name of Depositor as specified in its charter)
FINANCIAL SERVICES VEHICLE TRUST (Exact name of Sponsor as specified in its charter)
Delaware Delaware	333-166296-03 333-166296	22-2013053 51-6518223
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Chestnut Ridge Road Woodcliff Lake, NJ 07677
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 307-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Other Events

On or about April 26, 2012, BMW Auto Leasing LLC (“BMW LLC”) transferred a special unit of beneficial interest in certain vehicle leases and the related leased vehicles (the “SUBI”) to BMW Vehicle Lease Trust 2012-1 (the “Trust”).  The Trust granted a security interest in the SUBI to U.S. Bank National Association, and issued: (i) Class A-1 Asset-Backed Notes in the aggregate original principal amount of $220,000,000; (ii) Class A-2 Asset-Backed Notes in the aggregate original principal amount of $353,000,000; (iii) Class A-3 Asset-Backed Notes in the aggregate original principal amount of $340,000,000; and (iv) Class A-4 Asset-Backed Notes in the aggregate original principal amount of $87,000,000 (collectively, the “Notes”).  This Current Report on Form 8-K is being filed to file a copy of the Underwriting Agreement, Indenture, Vehicle Trust Supplement, 2012-1 SUBI Servicing Supplement, SUBI Certificate Transfer Agreement, Issuer SUBI Certificate Transfer Agreement, Amended and Restated Trust Agreement, Issuer Administration Agreement and Back-Up Security Agreement (as listed below) executed in connection with the issuance of the Notes.

Item 9.01.  Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

1.1      Underwriting Agreement dated April 18, 2012 among BMW Financial Services NA, LLC (“BMW FS”), J.P. Morgan Securities Inc. and BMW LLC.

4.1      Indenture, dated as of April 26, 2012, between the Trust and U.S. Bank National Association, as indenture trustee (the “Indenture Trustee”).

10.2    Vehicle Trust Supplement, dated as of April 26, 2012, between BMW Manufacturing L.P., as grantor and UTI Beneficiary (“BMW LP”), and BNY Mellon Trust of Delaware, formerly known as The Bank of New York (Delaware), as vehicle trustee.

10.4    2012-1 SUBI Servicing Supplement, dated as of April 26, 2012, among BMW FS, as servicer, Financial Services Vehicle Trust, as vehicle trust (“FSVT”) and BMW LP, as UTI Beneficiary, to the Basic Servicing Agreement, dated as of August 30, 1995, among FSVT, BMW LP and BMW FS.

10.5    SUBI Certificate Transfer Agreement, dated as of April 26, 2012, between BMW LP, as transferor, and BMW LLC, as transferee.

10.6    Issuer SUBI Certificate Transfer Agreement, dated as of April 26, 2012, between BMW LLC, as transferor, and the Trust, as transferee.

10.7    Amended and Restated Trust Agreement, dated as of April 26, 2012, between BMW LLC and Wilmington Trust, National Association.

10.8    Issuer Administration Agreement, dated as of April 26, 2012, among BMW FS, as administrator, the Trust, BMW LLC, as transferor, and the Indenture Trustee.

10.9    Back-Up Security Agreement, dated as of April 26, 2012, among FSVT, BMW LP, BMW LLC, the Trust and the Indenture Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

BMW VEHICLE LEASE TRUST 2012-1

By: BMW Financial Services NA, LLC,
as Administrator

By: /s/ Joachim Hensel
Name: Joachim Hensel
Title: Vice President-Finance

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

FINANCIAL SERVICES VEHICLE TRUST

By: BMW Financial Services NA, LLC,
as Servicer

By: /s/ Joachim Hensel
Name: Joachim Hensel
Title: Vice President-Finance

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

BMW AUTO LEASING LLC

By: BMW Financial Services NA, LLC,
as Managing Member

By: /s/ Joachim Hensel
Name: Joachim Hensel
Title: Vice President-Finance

By: /s/ Ralf Edelmann
Name: Ralf Edelmann
Title: Treasurer

Dated: April 26, 2012